METROPOLITAN WEST FUNDS

Supplement dated December 30, 2019 to the

Prospectus dated July 29, 2019, as supplemented (the “Prospectus”)

For current and prospective investors in the Metropolitan West High Yield Bond Fund (the “Fund”):

Effective December 31, 2019, Tad Rivelle and Bryan Whalen will cease to be portfolio managers of the Fund, and Jerry Cudzil and Steven J. Purdy will be added to the portfolio management team of the Fund. Therefore, effective December 31, 2019, the disclosure under the heading “Metropolitan West High Yield Bond Fund — Portfolio Managers” on page 26 of the Prospectus is deleted in its entirety and replaced with the following:

Name	Experience with the Fund	Primary Title with Investment Adviser
Jerry Cudzil	Since December 2019	Managing Director
Stephen M. Kane	23 years	Founding Partner and Generalist Portfolio Manager
Laird R. Landmann	23 years	Founding Partner and Generalist Portfolio Manager
Steven J. Purdy	Since December 2019	Managing Director

In addition, effective December 31, 2019, the disclosure relating to Jerry Cudzil under the heading “Management of the Funds – Portfolio Managers” on page 94 of the Prospectus is deleted in its entirety and replaced with the following:

Jerry Cudzil	Managing Director of the Adviser, has been with the Adviser since May 2012. Mr. Cudzil manages the Corporate Bond Fund, the Floating Rate Income Fund and the High Yield Bond Fund.

In addition, effective December 31, 2019, disclosure relating to Steven J. Purdy under the heading “Management of the Funds – Portfolio Managers” on page 94 of the Prospectus is added as follows:

Steven J. Purdy	Managing Director of the Adviser since March 2016. Prior to joining TCW, Mr. Purdy was a Managing Director at TPG Capital and Goldman Sachs. Mr. Purdy manages the High Yield Bond Fund.

Please retain this Supplement with your Prospectus for future reference.